UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

AB GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2019

Date of reporting period: November 30, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.19

ANNUAL REPORT

AB GLOBAL REAL ESTATE INVESTMENT FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Real Estate Investment Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 1

ANNUAL REPORT

January 8, 2020

This report provides management’s discussion of fund performance for AB Global Real Estate Investment Fund for the annual reporting period ended November 30, 2019.

The Fund’s investment objective is total return from long-term growth of capital and income.

NAV RETURNS AS OF NOVEMBER 30, 2019 (unaudited)

	6 Months	12 Months

AB GLOBAL REAL ESTATE INVESTMENT FUND[1]

Class A Shares	8.43%	16.23%

Class C Shares	8.02%	15.35%

Advisor Class Shares[2]	8.59%	16.46%

Class R Shares[2]	8.30%	15.87%

Class K Shares[2]	8.43%	16.13%

Class I Shares[2]	8.63%	16.63%

Primary Benchmark: FTSE EPRA/NAREIT Developed RE Index (net)	7.59%	14.56%

FTSE EPRA/NAREIT Developed RE Index (gross)	8.07%	15.67%

MSCI World Index (net)	12.95%	14.53%

S&P 500 Index	15.26%	16.11%

Performance returns for the FTSE EPRA/NAREIT Developed RE Index are shown both net and gross of withholding taxes on dividends. More specifically, net performance returns are calculated applying dividend withholding tax rates applicable to non-resident persons who do not benefit from double taxation treaties; gross performance returns do not take into account such dividend withholding taxes.

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2019, by 0.00% and 0.02%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts

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(“FTSE EPRA/NAREIT”) Developed Real Estate (“RE”) Index, for the six- and 12-month periods ended November 30, 2019. The table also includes a comparison to the global equity market, as represented by the Morgan Stanley Capital International (“MSCI”) World Index (net), and a comparison to the overall US stock market, as represented by the Standard & Poor’s (“S&P”) 500 Index.

For the 12-month period, all share classes of the Fund outperformed the primary benchmark, before sales charges. Sector selection contributed, relative to the benchmark, benefiting primarily from an underweight to the retail sector, which was partially offset by an underweight to health care. Stock selection added to returns, with the largest contributions from the health-care and residential sectors, while stock selection in the lodging sector took back some of these gains.

For the six-month period, all share classes of the Fund outperformed the primary benchmark, before sales charges. Stock selection contributed, helped most by selections within the health-care and residential sectors, which were partially offset by negative stock selection in the diversified sector. Sector selection detracted, due to underweights to the health-care and industrial/office sectors, while an underweight to the retail sector contributed.

The Fund utilized derivatives in the form of foreign currency forwards for hedging and investment purposes, which detracted from absolute returns for both periods. The Fund’s performance was not impacted by leverage during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Real estate markets rose during both periods ended November 30, 2019, reflecting ongoing global growth and monetary policy accommodation. The FTSE EPRA/NAREIT Developed RE Index (net) finished the 12-month period up 14.56%. Global equities, as measured by the MSCI World Index (net), rose 14.53% during the same period.

Real estate fundamentals were stable in most regions. In Australia, demand for office and industrial space remained strong, and the residential market benefited from improved credit conditions. In Japan, property markets were healthy, especially for the Tokyo office market. In the UK, London office values were stable, but the retail sector faced both cyclical and structural headwinds. In continental Europe, German residential rents continued to rise in most regions, though regulatory risks have increased, especially in Berlin. In the US, most segments of the property market were characterized by balanced fundamentals. In the industrial sector, growth in e-commerce retailing supported ongoing demand growth, which resulted in high occupancy levels and strong rent growth.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 3

The Fund’s Senior Investment Management Team is finding attractive opportunities across a wide range of countries and sectors, focusing on attractively priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in US and non-US issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund’s investment policies emphasize investments in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may invest from time to time in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual

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(continued on next page)

securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE® EPRA/NAREIT Developed RE Index is a market value-weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 7

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2009 TO 11/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Global Real Estate Investment Fund Class A shares (from 11/30/2009 to 11/30/2019) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	16.23%	11.27%

5 Years	6.29%	5.37%

10 Years	8.97%	8.50%

CLASS C SHARES

1 Year	15.35%	14.35%

5 Years	5.49%	5.49%

10 Years	8.17%	8.17%

ADVISOR CLASS SHARES[1]

1 Year	16.46%	16.46%

5 Years	6.56%	6.56%

10 Years	9.27%	9.27%

CLASS R SHARES[1]

1 Year	15.87%	15.87%

5 Years	5.97%	5.97%

10 Years	8.67%	8.67%

CLASS K SHARES[1]

1 Year	16.13%	16.13%

5 Years	6.28%	6.28%

10 Years	9.01%	9.01%

CLASS I SHARES[1]

1 Year	16.63%	16.63%

5 Years	6.66%	6.66%

10 Years	9.37%	9.37%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.36%, 2.11%, 1.11%, 1.70%, 1.39% and 1.04% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	17.51%

5 Years	5.34%

10 Years	8.14%

CLASS C SHARES

1 Year	20.81%

5 Years	5.47%

10 Years	7.82%

ADVISOR CLASS SHARES[1]

1 Year	23.02%

5 Years	6.53%

10 Years	8.92%

CLASS R SHARES[1]

1 Year	22.34%

5 Years	5.93%

10 Years	8.31%

CLASS K SHARES[1]

1 Year	22.67%

5 Years	6.23%

10 Years	8.65%

CLASS I SHARES[1]

1 Year	23.20%

5 Years	6.63%

10 Years	9.01%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2019	Ending Account Value 11/30/2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,084.30	$7.21	1.38%
Hypothetical**	$1,000	$1,018.15	$6.98	1.38%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 6/1/2019	Ending Account Value 11/30/2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,080.20	$11.11	2.13%
Hypothetical**	$1,000	$1,014.39	$10.76	2.13%
Advisor Class
Actual	$1,000	$1,085.90	$5.91	1.13%
Hypothetical**	$1,000	$1,019.40	$5.72	1.13%
Class R
Actual	$1,000	$1,083.00	$8.88	1.70%
Hypothetical**	$1,000	$1,016.55	$8.59	1.70%
Class K
Actual	$1,000	$1,084.30	$7.26	1.39%
Hypothetical**	$1,000	$1,018.10	$7.03	1.39%
Class I
Actual	$1,000	$1,086.30	$5.54	1.06%
Hypothetical**	$1,000	$1,019.75	$5.37	1.06%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

November 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $158.7

1

All data are as of November 30, 2019. The Fund’s industry and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” industry type weightings represent 1.0% or less in the following industries: Construction & Engineering, Construction Materials, Homebuilding and Leisure Facilities.

3	“Other” country weightings represent 0.5% or less in the following countries: China, Israel and Mexico.

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

November 30, 2019 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Prologis, Inc.	$6,140,258	3.9%

Welltower, Inc.	4,102,490	2.6

Realty Income Corp.	3,829,967	2.4

Vonovia SE	3,588,992	2.3

Digital Realty Trust, Inc.	3,418,047	2.1

Alexandria Real Estate Equities, Inc.	3,403,169	2.1

Boston Properties, Inc.	3,295,867	2.1

Mitsui Fudosan Co., Ltd.	3,201,159	2.0

Essex Property Trust, Inc.	3,159,262	2.0

Mid-America Apartment Communities, Inc.	3,008,031	1.9

	$37,147,242	23.4%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

November 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Real Estate – 95.5%
Diversified Real Estate Activities – 5.6%
City Developments Ltd.	103,100	$779,980
Mitsubishi Estate Co., Ltd.	60,600	1,111,083
Mitsui Fudosan Co., Ltd.	128,600	3,201,159
Sun Hung Kai Properties Ltd.	147,000	2,141,607
Tokyu Fudosan Holdings Corp.	127,700	876,808
UOL Group Ltd.	130,600	741,007

		8,851,644

Diversified REITs – 8.0%
Alexander & Baldwin, Inc.	36,420	789,586
Armada Hoffler Properties, Inc.	45,415	820,195
Essential Properties Realty Trust, Inc.	40,860	1,066,037
Fibra Uno Administracion SA de CV	263,340	402,393
Gecina SA	8,160	1,409,619
GPT Group (The)	490,380	2,037,204
Hulic Reit, Inc.	847	1,563,145
Kenedix Office Investment Corp. – Class A	125	946,022
Land Securities Group PLC	58,180	720,746
Merlin Properties Socimi SA	61,715	880,589
Mirvac Group	583,240	1,327,931
United Urban Investment Corp.	371	721,968

		12,685,435

Health Care REITs – 9.1%
Assura PLC	1,122,820	1,100,767
Healthpeak Properties, Inc.	85,860	2,994,797
Medical Properties Trust, Inc.	114,930	2,385,947
Omega Healthcare Investors, Inc.	57,160	2,402,435
Physicians Realty Trust	79,649	1,528,464
Welltower, Inc.	48,510	4,102,490

		14,514,900

Hotel & Resort REITs – 3.0%
Japan Hotel REIT Investment Corp.	970	794,929
Park Hotels & Resorts, Inc.	91,840	2,172,016
RLJ Lodging Trust	109,530	1,871,868

		4,838,813

Industrial REITs – 11.1%
Americold Realty Trust	73,714	2,773,121
Dream Industrial Real Estate Investment Trust	28,782	303,573
Goodman Group	77,890	780,034
Mitsui Fudosan Logistics Park, Inc.	144	638,728
Nippon Prologis REIT, Inc.	454	1,218,216
Prologis, Inc.	67,070	6,140,258
Rexford Industrial Realty, Inc.	23,050	1,103,173

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Segro PLC	156,636	$1,809,236
STAG Industrial, Inc.	61,350	1,901,237
Tritax Big Box REIT PLC	496,570	951,073

		17,618,649

Office REITs – 13.6%
Alexandria Real Estate Equities, Inc.	20,940	3,403,169
Allied Properties Real Estate Investment Trust	31,220	1,255,099
Boston Properties, Inc.	23,790	3,295,867
CapitaLand Commercial Trust	980,800	1,440,639
City Office REIT, Inc.	47,380	636,313
Cousins Properties, Inc.	66,705	2,700,886
Daiwa Office Investment Corp.	116	870,525
Easterly Government Properties, Inc.	34,680	806,657
Great Portland Estates PLC	79,430	853,487
Ichigo Office REIT Investment	442	467,622
Inmobiliaria Colonial Socimi SA	89,000	1,121,202
Invesco Office J-Reit, Inc.	3,800	737,809
Japan Real Estate Investment Corp.	130	884,405
Kilroy Realty Corp.	23,360	1,944,486
Mori Hills REIT Investment Corp.	740	1,199,014

		21,617,180

Real Estate Development – 2.7%
CIFI Holdings Group Co., Ltd.	800,000	582,844
CK Asset Holdings Ltd.	393,000	2,613,275
Instone Real Estate Group AG(a)(b)	46,080	1,040,710

		4,236,829

Real Estate Operating Companies – 10.1%
ADO Properties SA(a)	22,690	883,914
Aroundtown SA	138,067	1,197,985
Azrieli Group Ltd.	9,640	751,670
CA Immobilien Anlagen AG	34,131	1,400,679
Entra ASA(a)	69,312	1,053,039
Fabege AB	125,800	1,966,169
Swire Properties Ltd.	295,800	921,059
TLG Immobilien AG	58,290	1,810,950
Vonovia SE	68,956	3,588,992
Wharf Real Estate Investment Co., Ltd.	289,000	1,604,877
Wihlborgs Fastigheter AB	48,246	807,949

		15,987,283

Real Estate Services – 1.4%
Unibail-Rodamco-Westfield	14,520	2,269,930

Residential REITs – 13.7%
American Campus Communities, Inc.	38,670	1,857,707
American Homes 4 Rent – Class A	90,500	2,417,255
Bluerock Residential Growth REIT, Inc.	11,677	143,160

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Camden Property Trust	16,130	$1,799,301
Comforia Residential REIT, Inc.	163	521,219
Essex Property Trust, Inc.	10,120	3,159,262
Independence Realty Trust, Inc.	106,710	1,594,247
Japan Rental Housing Investments, Inc.	625	620,689
Killam Apartment Real Estate Investment Trust(c)	119,150	1,785,949
Mid-America Apartment Communities, Inc.	22,100	3,008,031
Northview Apartment Real Estate Investment Trust	33,970	776,172
Sun Communities, Inc.	17,873	2,943,862
UNITE Group PLC (The)	67,971	1,098,502

		21,725,356

Retail REITs – 10.7%
AEON REIT Investment Corp.	224	311,887
Agree Realty Corp.	18,100	1,353,518
Brixmor Property Group, Inc.	109,660	2,405,940
Japan Retail Fund Investment Corp.	197	448,697
Link REIT	229,261	2,341,156
Realty Income Corp.	49,980	3,829,967
Retail Properties of America, Inc. – Class A	141,630	2,015,395
Simon Property Group, Inc.	10,588	1,601,011
SITE Centers Corp.	97,050	1,406,255
Vicinity Centres	669,170	1,211,743

		16,925,569

Specialized REITs – 6.5%
CubeSmart	51,340	1,583,326
Digital Realty Trust, Inc.	28,260	3,418,047
MGM Growth Properties LLC – Class A	49,170	1,523,778
National Storage Affiliates Trust	70,980	2,377,830
Public Storage	3,770	794,264
Safestore Holdings PLC	63,370	619,614

		10,316,859

		151,588,447

Transportation – 1.2%
Highways & Railtracks – 1.2%
Transurban Group	179,257	1,863,633

Consumer Durables & Apparel – 1.0%
Homebuilding – 1.0%
Lennar Corp. – Class A	12,360	737,274
Pressance Corp.	50,800	815,397

		1,552,671

Capital Goods – 0.5%
Construction & Engineering – 0.5%
Taisei Corp.	21,200	832,064

18 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Consumer Services – 0.4%
Leisure Facilities – 0.4%
Planet Fitness, Inc.(b)		9,460	$699,283

Materials – 0.3%
Construction Materials – 0.3%
Grupo Cementos de Chihuahua SAB de CV		79,090	416,594

Total Common Stocks (cost $130,495,587)			156,952,692

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.58%(d)(e)(f) (cost $1,526,776)		1,526,776	1,526,776

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman
(1.53)%, 12/02/19	CHF	2	2,471
(0.67)%, 12/02/19	EUR	15	16,266
(0.55)%, 12/02/19	SEK	152	15,879
(0.25)%, 12/02/19	JPY	1,711	15,633
0.32%, 12/02/19	AUD	23	15,732
0.35%, 12/02/19	NZD	2	1,054
0.37%, 12/02/19	GBP	12	15,893
0.65%, 12/02/19	SGD	22	15,736
0.67%, 12/02/19	NOK	144	15,634
0.83%, 12/02/19	CAD	24	18,217
0.97%, 12/02/19	HKD	123	15,765

Total Time Deposits (cost $148,280)			148,280

Total Short-Term Investments (cost $1,675,056)			1,675,056

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $132,170,643)			158,627,748

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.58%(d)(e)(f) (cost $1,862,820)	1,862,820	$1,862,820

Total Investments – 101.1% (cost $134,033,463)		160,490,568
Other assets less liabilities – (1.1)%		(1,775,136)

Net Assets – 100.0%		$158,715,432

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CHF	828	USD	837	12/16/19	$8,262
Bank of America, NA	EUR	564	USD	637	12/16/19	14,373
Bank of America, NA	USD	2,515	EUR	2,257	12/16/19	(25,696)
Barclays Bank PLC	CHF	648	USD	649	12/16/19	34
Barclays Bank PLC	JPY	64,357	USD	602	12/16/19	12,959
Barclays Bank PLC	USD	749	CAD	986	12/16/19	(7,112)
Barclays Bank PLC	CNY	2,544	USD	357	2/13/20	(3,851)
BNP Paribas SA	AUD	2,013	USD	1,371	12/16/19	8,796
BNP Paribas SA	USD	929	SGD	1,280	12/16/19	7,374
Brown Brothers Harriman & Co.	AUD	1,140	USD	778	12/16/19	6,958
Brown Brothers Harriman & Co.	CAD	494	USD	375	12/16/19	3,094
Brown Brothers Harriman & Co.	CHF	300	USD	305	12/16/19	4,177
Brown Brothers Harriman & Co.	EUR	624	USD	700	12/16/19	11,912
Brown Brothers Harriman & Co.	GBP	501	USD	608	12/16/19	(40,332)
Brown Brothers Harriman & Co.	ILS	1,413	USD	401	12/16/19	(6,160)
Brown Brothers Harriman & Co.	JPY	178,791	USD	1,667	12/16/19	31,412
Brown Brothers Harriman & Co.	NOK	3,212	USD	352	12/16/19	2,904
Brown Brothers Harriman & Co.	SEK	4,554	USD	476	12/16/19	369
Brown Brothers Harriman & Co.	USD	1,083	AUD	1,577	12/16/19	(15,806)
Brown Brothers Harriman & Co.	USD	1,808	CHF	1,776	12/16/19	(30,183)
Brown Brothers Harriman & Co.	USD	390	EUR	351	12/16/19	(3,281)
Brown Brothers Harriman & Co.	USD	176	EUR	160	12/16/19	189
Brown Brothers Harriman & Co.	USD	794	JPY	85,788	12/16/19	(9,609)
Brown Brothers Harriman & Co.	USD	359	NOK	3,212	12/16/19	(10,114)
Brown Brothers Harriman & Co.	USD	780	SEK	7,520	12/16/19	5,546
Brown Brothers Harriman & Co.	USD	366	SGD	502	12/16/19	687
Brown Brothers Harriman & Co.	AUD	677	USD	460	3/16/20	1,124
Brown Brothers Harriman & Co.	USD	368	CAD	486	3/16/20	(1,508)
Citibank, NA	EUR	933	USD	1,033	12/16/19	4,318
Goldman Sachs Bank USA	NOK	6,435	USD	725	12/16/19	26,202

20 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	629	GBP	501	12/16/19	$19,757
Goldman Sachs Bank USA	USD	525	JPY	56,780	12/16/19	(5,899)
Morgan Stanley & Co., Inc.	USD	920	JPY	100,580	12/16/19	55
Morgan Stanley & Co., Inc.	USD	719	NOK	6,435	12/16/19	(20,230)
Royal Bank Of Scotland PLC	MXN	11,076	USD	559	12/16/19	(6,905)
UBS AG	EUR	647	USD	720	12/16/19	6,180
UBS AG	JPY	108,010	USD	1,007	12/16/19	19,564
UBS AG	USD	1,031	JPY	108,010	12/16/19	(42,880)

						$(33,320)

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, the aggregate market value of these securities amounted to $2,977,663 or 1.9% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 21

STATEMENT OF ASSETS & LIABILITIES

November 30, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $130,643,867)	$157,100,972	(a)
Affiliated issuers (cost $3,389,596—including investment of cash collateral for securities loaned of $1,862,820)	3,389,596
Foreign currencies, at value (cost $54,018)	48,897
Receivable for investment securities sold and foreign currency transactions	386,229
Unaffiliated dividends receivable	378,411
Unrealized appreciation on forward currency exchange contracts	196,246
Receivable for capital stock sold	105,402
Affiliated dividends receivable	1,870

Total assets	161,607,623

Liabilities
Payable for collateral received on securities loaned	1,862,820
Payable for investment securities purchased	444,228
Unrealized depreciation on forward currency exchange contracts	229,566
Advisory fee payable	68,211
Payable for capital stock redeemed	38,620
Administrative fee payable	36,772
Distribution fee payable	20,728
Transfer Agent fee payable	13,873
Directors’ fee payable	5,808
Due to Custodian	58
Accrued expenses and other liabilities	171,507

Total liabilities	2,892,191

Net Assets	$158,715,432

Composition of Net Assets
Capital stock, at par	$9,851
Additional paid-in capital	129,931,389
Distributable earnings	28,774,192

	$158,715,432

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$62,830,037	3,877,768	$16.20	*

C	$3,518,355	219,602	$16.02

Advisor	$57,515,112	3,587,143	$16.03

R	$6,556,165	410,357	$15.98

K	$11,179,890	695,948	$16.06

I	$17,115,873	1,060,043	$16.15

(a)	Includes securities on loan with a value of 1,767,213 (See Note E).

*	The maximum offering price per share for Class A shares was $16.92, which reflects a sales charge of 4.25%.

See notes to financial statements.

22 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2019

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $216,871)	$4,052,633
Affiliated issuers	17,014
Interest	889
Securities lending income	38	$4,070,574

Expenses
Advisory fee (see Note B)	778,866
Transfer agency—Class A	111,354
Transfer agency—Class B	856
Transfer agency—Class C	7,647
Transfer agency—Advisor Class	97,403
Transfer agency—Class R	16,685
Transfer agency—Class K	20,267
Transfer agency—Class I	7,762
Distribution fee—Class A	151,590
Distribution fee—Class B	3,449
Distribution fee—Class C	40,384
Distribution fee—Class R	32,087
Distribution fee—Class K	25,334
Registration fees	120,559
Custodian	105,918
Audit and tax	82,209
Administrative	79,075
Legal	41,315
Printing	37,631
Directors’ fees	22,868
Miscellaneous	66,352

Total expenses	1,849,611
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(785)

Net expenses		1,848,826

Net investment income		2,221,748

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		7,663,427
Forward currency exchange contracts		(114,035)
Foreign currency transactions		(14,065)
Net change in unrealized appreciation/depreciation on:
Investments		11,503,542
Forward currency exchange contracts		(123,585)
Foreign currency denominated assets and liabilities		890

Net gain on investment and foreign currency transactions		18,916,174

Net Increase in Net Assets from Operations		$21,137,922

See notes to financial statements.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2019	Year Ended November 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,221,748	$2,863,714
Net realized gain on investment and foreign currency transactions	7,535,327	2,926,484
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	11,380,847	(3,800,509)

Net increase in net assets from operations	21,137,922	1,989,689
Distributions to Shareholders
Class A	(1,713,708)	(4,374,018)
Class B	(8,864)	(33,822)
Class C	(88,813)	(577,417)
Advisor Class	(1,570,564)	(3,580,932)
Class R	(178,453)	(475,525)
Class K	(277,713)	(667,613)
Class I	(204,969)	(348,299)
Capital Stock Transactions
Net increase (decrease)	8,762,187	(7,765,487)

Total increase (decrease)	25,857,025	(15,833,424)
Net Assets
Beginning of period	132,858,407	148,691,831

End of period	$158,715,432	$132,858,407

See notes to financial statements.

24 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2019

NOTE A

Significant Accounting Policies

AB Global Real Estate Investment Fund, Inc. (the “Fund”), incorporated in the state of Maryland on July 15, 1996, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the

26 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2019:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Real Estate	$108,655,613		$42,932,834		$	– 0	–	$151,588,447
Transportation	– 0	–	1,863,633			– 0	–	1,863,633
Consumer Durables & Apparel	737,274		815,397			– 0	–	1,552,671
Capital Goods	– 0	–	832,064			– 0	–	832,064
Consumer Services	699,283		– 0	–		– 0	–	699,283
Materials	416,594		– 0	–		– 0	–	416,594
Short-Term Investments:
Investment Companies	1,526,776		– 0	–		– 0	–	1,526,776
Time Deposits	– 0	–	148,280			– 0	–	148,280
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,862,820		– 0	–		– 0	–	1,862,820

Total Investments in Securities	113,898,360		46,592,208	†		– 0	–	160,490,568
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	196,246			– 0	–	196,246
Liabilities
Forward Currency Exchange Contracts	– 0	–	(229,566)			– 0	–	(229,566)

Total	$113,898,360		$46,558,888		$	– 0	–	$160,457,248

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

28 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2019, the reimbursement for such services amounted to $79,075.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $88,807 for the year ended November 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $953 from the sale of Class A shares and received $414 and $1,664 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2019, such waiver amounted to $759.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2019 is as follows:

Fund	Market Value 11/30/18 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$44,555	$43,028	$1,527	$17
Government Money Market Portfolio*		202		8,976	7,315	1,863	0	**

Total						$3,390	$17

*	Investment of cash collateral for securities lending transactions (see Note E).
**	Amount is less than $500.

During the second quarter of 2018, AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) ("Equitable"), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the "Plan"). Most of AXA’s remaining Equitable shares are to be delivered on redemption of

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NOTES TO FINANCIAL STATEMENTS (continued)

AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,354,597, $370,684 and $159,145 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$87,537,077		$79,473,960
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$138,929,549

Gross unrealized appreciation	$28,892,600
Gross unrealized depreciation	(7,323,519)

Net unrealized appreciation	$21,569,081

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended November 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$196,246	Unrealized depreciation on forward currency exchange contracts	$229,566

Total		$196,246		$229,566

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$(114,035)	$(123,585)

Total		$(114,035)	$(123,585)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2019:

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$8,396,375
Average principal amount on sale contracts	$9,315,308

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$22,635	$(22,635)		$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	12,993	(10,963)			– 0	–		– 0	–	2,030
BNP Paribas SA	16,170	– 0	–		– 0	–		– 0	–	16,170
Brown Brothers Harriman & Co.	68,372	(68,372)			– 0	–		– 0	–	– 0	–
Citibank, NA	4,318	– 0	–		– 0	–		– 0	–	4,318
Goldman Sachs Bank USA	45,959	(5,899)			– 0	–		– 0	–	40,060
Morgan Stanley & Co., Inc.	55	(55)			– 0	–		– 0	–	– 0	–
UBS AG	25,744	(25,744)			– 0	–		– 0	–	– 0	–

Total	$196,246	$(133,668)		$	– 0	–	$	– 0	–	$62,578	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$25,696	$(22,635)		$	– 0	–	$	– 0	–	$3,061
Barclays Bank PLC	10,963	(10,963)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	116,993	(68,372)			– 0	–		– 0	–	48,621
Goldman Sachs Bank USA	5,899	(5,899)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	20,230	(55)			– 0	–		– 0	–	20,175
Royal Bank of Scotland PLC	6,905	– 0	–		– 0	–		– 0	–	6,905
UBS AG	42,880	(25,744)			– 0	–		– 0	–	17,136

Total	$229,566	$(133,668)		$	– 0	–	$	– 0	–	$95,898	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral

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NOTES TO FINANCIAL STATEMENTS (continued)

received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for year ended November 30, 2019 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$1,767,213	$1,862,820	$	– 0	–	$38	$423	$26

*	As of November 30, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2019	Year Ended November 30, 2018

Class A
Shares sold	514,554	627,163	$7,765,720	$8,803,243

Shares issued in reinvestment of dividends	94,370	256,906	1,348,604	3,702,927

Shares converted from Class B	24,269	8,198	382,667	117,503

Shares converted from Class C	63,873	18,811	969,062	273,441

Shares redeemed	(949,022)	(1,062,512)	(14,314,336)	(15,219,238)

Net decrease	(251,956)	(151,434)	$(3,848,283)	$(2,322,124)

Class B
Shares sold	1,716	2,152	$24,895	$30,436

Shares issued in reinvestment of dividends	610	2,309	$8,520	$32,935

Shares converted to Class A	(24,591)	(8,299)	(382,667)	(117,503)

Shares redeemed	(5,954)	(7,446)	(89,972)	(106,150)

Net decrease	(28,219)	(11,284)	$(439,224)	$(160,282)

Class C
Shares sold	29,340	42,406	$445,895	$602,424

Shares issued in reinvestment of dividends	4,984	36,632	70,112	523,311

Shares converted to Class A	(64,540)	(19,023)	(969,062)	(273,441)

Shares redeemed	(63,343)	(401,889)	(947,013)	(5,684,057)

Net decrease	(93,559)	(341,874)	$(1,400,068)	$(4,831,763)

Advisor Class
Shares sold	1,324,663	1,370,278	$19,627,605	$19,327,116

Shares issued in reinvestment of dividends	75,004	158,496	1,067,129	2,259,963

Shares redeemed	(1,078,201)	(1,701,632)	(15,883,140)	(23,740,428)

Net increase (decrease)	321,466	(172,858)	$4,811,594	$(2,153,349)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2019	Year Ended November 30, 2018

Class R
Shares sold	94,646	147,588	$1,402,117	$2,077,130

Shares issued in reinvestment of dividends	12,699	33,379	178,452	475,523

Shares redeemed	(175,838)	(190,150)	(2,586,108)	(2,659,494)

Net decrease	(68,493)	(9,183)	$(1,005,539)	$(106,841)

Class K
Shares sold	194,668	137,344	$2,932,965	$1,950,154

Shares issued in reinvestment of dividends	19,553	46,704	277,712	667,610

Shares redeemed	(177,105)	(184,312)	(2,639,498)	(2,608,418)

Net increase (decrease)	37,116	(264)	$571,179	$9,346

Class I
Shares sold	709,665	194,973	$11,314,064	$2,778,273

Shares issued in reinvestment of dividends	14,304	24,275	204,961	348,298

Shares redeemed	(95,308)	(92,295)	(1,446,497)	(1,327,045)

Net increase	628,661	126,953	$10,072,528	$1,799,526

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options

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NOTES TO FINANCIAL STATEMENTS (continued)

and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2019.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$4,043,084	$10,057,626

Total taxable distributions paid	$4,043,084	$10,057,626

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,373,041
Undistributed capital gains	4,845,304	(a)
Unrealized appreciation/(depreciation)	21,555,851	(b)

Total accumulated earnings/(deficit)	$28,774,196

(a)	During the fiscal year, the Fund utilized $916,264 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2019, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

42 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 43

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 14.35		$ 15.15		$ 13.61		$ 13.95		$ 14.65

Income From Investment Operations

Net investment income(a)	.23	(b)	.29	(b)	.29	(b)	.29	(b)	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.04		(.07)		1.60		(.12)		(.30)

Net increase (decrease) in net asset value from operations	2.27		.22		1.89		.17		(.05)

Less: Dividends

Dividends from net investment income	(.42)		(1.02)		(.35)		(.51)		(.65)

Net asset value, end of period	$ 16.20		$ 14.35		$ 15.15		$ 13.61		$ 13.95

Total Return

Total investment return based on net asset value(c)*	16.23%		1.50%		14.12%		1.13%		(.36)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$62,830		$59,281		$64,862		$70,984		$76,020

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.38%		1.35%		1.33%		1.29%		1.30%

Expenses, before waivers/reimbursements	1.38%		1.36%		1.33%		1.29%		1.30%

Net investment income	1.52	%(b)	2.04	%(b)	2.02	%(b)	2.04	%(b)	1.76%

Portfolio turnover rate	56%		75%		78%		83%		73%

See footnote summary on page 49.

44 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 14.19		$ 14.99		$ 13.46		$ 13.80		$ 14.41

Income From Investment Operations

Net investment income(a)	.12	(b)	.18	(b)	.20	(b)	.17	(b)	.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.02		(.07)		1.55		(.11)		(.29)

Net increase (decrease) in net asset value from operations	2.14		.11		1.75		.06		(.15)

Less: Dividends

Dividends from net investment income	(.31)		(.91)		(.22)		(.40)		(.46)

Net asset value, end of period	$ 16.02		$ 14.19		$ 14.99		$ 13.46		$ 13.80

Total Return

Total investment return based on net asset value(c)*	15.35%		.73%		13.21%		.38%		(1.04)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,518		$4,445		$9,818		$21,627		$21,246

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	2.13%		2.11%		2.08%		2.04%		2.05%

Expenses, before waivers/reimbursements	2.13%		2.11%		2.09%		2.05%		2.05%

Net investment income	.82	%(b)	1.28	%(b)	1.39	%(b)	1.22	%(b)	.99%

Portfolio turnover rate	56%		75%		78%		83%		73%

See footnote summary on page 49.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 14.21		$ 15.01		$ 13.49		$ 13.83		$ 14.57

Income From Investment Operations

Net investment income(a)	.26	(b)	.32	(b)	.37	(b)	.32	(b)	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.02		(.06)		1.53		(.11)		(.29)

Net increase (decrease) in net asset value from operations	2.28		.26		1.90		.21		(.01)

Less: Dividends

Dividends from net investment income	(.46)		(1.06)		(.38)		(.55)		(.73)

Net asset value, end of period	$ 16.03		$ 14.21		$ 15.01		$ 13.49		$ 13.83

Total Return

Total investment return based on net asset value(c)*	16.46%		1.79%		14.36%		1.42%		(.07)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$57,515		$46,398		$51,605		$37,191		$26,202

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.13%		1.10%		1.09%		1.03%		1.04%

Expenses, before waivers/reimbursements	1.13%		1.11%		1.09%		1.03%		1.04%

Net investment income	1.73	%(b)	2.28	%(b)	2.56	%(b)	2.27	%(b)	1.96%

Portfolio turnover rate	56%		75%		78%		83%		73%

See footnote summary on page 49.

46 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 14.17		$ 14.97		$ 13.45		$ 13.80		$ 14.46

Income From Investment Operations

Net investment income(a)	.18	(b)	.24	(b)	.26	(b)	.24	(b)	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.01		(.07)		1.56		(.13)		(.29)

Net increase (decrease) in net asset value from operations	2.19		.17		1.82		.11		(.09)

Less: Dividends

Dividends from net investment income	(.38)		(.97)		(.30)		(.46)		(.57)

Net asset value, end of period	$ 15.98		$ 14.17		$ 14.97		$ 13.45		$ 13.80

Total Return

Total investment return based on net asset value(c)*	15.87%		1.20%		13.79%		.76%		(.60)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,556		$6,786		$7,037		$8,654		$9,583

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.70%		1.70%		1.61%		1.60%		1.62%

Expenses, before waivers/reimbursements	1.70%		1.70%		1.61%		1.60%		1.62%

Net investment income	1.21	%(b)	1.68	%(b)	1.82	%(b)	1.72	%(b)	1.41%

Portfolio turnover rate	56%		75%		78%		83%		73%

See footnote summary on page 49.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 14.24		$ 15.04		$ 13.51		$ 13.85		$ 14.55

Income From Investment Operations

Net investment income(a)	.22	(b)	.28	(b)	.30	(b)	.28	(b)	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.02		(.06)		1.57		(.11)		(.30)

Net increase (decrease) in net asset value from operations	2.24		.22		1.87		.17		(.05)

Less: Dividends

Dividends from net investment income	(.42)		(1.02)		(.34)		(.51)		(.65)

Net asset value, end of period	$ 16.06		$ 14.24		$ 15.04		$ 13.51		$ 13.85

Total Return

Total investment return based on net asset value(c)*	16.13%		1.49%		14.12%		1.13%		(.33)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,180		$9,379		$9,910		$9,530		$10,471

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.39%		1.39%		1.35%		1.30%		1.30%

Expenses, before waivers/reimbursements	1.39%		1.39%		1.35%		1.30%		1.30%

Net investment income	1.47	%(b)	1.96	%(b)	2.12	%(b)	2.02	%(b)	1.73%

Portfolio turnover rate	56%		75%		78%		83%		73%

See footnote summary on page 49.

48 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 14.30		$ 15.10		$ 13.57		$ 13.91		$ 14.64

Income From Investment Operations

Net investment income(a)	.27	(b)	.33	(b)	.33	(b)	.33	(b)	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.04		(.06)		1.59		(.12)		(.26)

Net increase in net asset value from operations	2.31		.27		1.92		.21		.00 (d)

Less: Dividends

Dividends from net investment income	(.46)		(1.07)		(.39)		(.55)		(.73)

Net asset value, end of period	$ 16.15		$ 14.30		$ 15.10		$ 13.57		$ 13.91

Total Return

Total investment return based on net asset value(c)*	16.63%		1.85%		14.46%		1.47%		.04%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$17,116		$6,170		$4,598		$4,477		$4,039

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.06%		1.04%		.98%		.95%		.99%

Expenses, before waivers/reimbursements	1.06%		1.04%		.98%		.95%		.99%

Net investment income	1.78	%(b)	2.31	%(b)	2.31	%(b)	2.34	%(b)	1.83%

Portfolio turnover rate	56%		75%		78%		83%		73%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	Amount is less than $0.005.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the year ended November 30, 2019 by 0.02%.

See notes to financial statements.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 49

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Global Real Estate Investment Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Real Estate Investment Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

50 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 24, 2020

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 51

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2019. For individual shareholders, the Fund designates 11.02% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

52 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1)* Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Eric J. Franco(2), Vice President Ajit D. Ketkar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Real Estate Senior Investment Management Team. Messrs. Franco and Ketkar are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Bermudez will join the Board on January 1, 2020.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 53

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

54 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,# Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semiconductors) since 2007

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 55

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# ^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

Michael J. Downey,# 76 (2005)

Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.

			None

56 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 57

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth, and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,# 67 (2008)

Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

		91	None

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 59

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,# 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Eric J. Franco 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Ajit D. Ketkar 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 61

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Real Estate Investment Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has

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dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 63

the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by

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the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 65

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 67

NOTES

68 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

AB GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GRE-0151-1119

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global REIT	2018	$47,592	$—	$37,235
	2019	$47,592	$—	$46,115

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global REIT	2018	$851,907	$37,235
			$—
			$(37,235)
	2019	$790,171	$46,115
			$—
			$(46,115)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Real Estate Investment Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: January 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: January 29, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: January 29, 2020